UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2005

                           MARKETSHARE RECOVERY, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                  0-15807                 31-1190725
        --------                  -------                 ----------
(State of Incorporation)   (Commission File Number)      (IRS Employer
                                                        Identification No.)

                        33 South Service Road, Suite 111
                                Jericho, NY 11753
                    (Address of Principal Executive Offices)

                                 (516) 750-9733
                                 --------------
              (Registrant's telephone number, including area code)

                         95 Broadhollow Road, Suite 101
                               Melville, NY 11747
                               ------------------
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Introduction

On May 27, 2005, we completed the merger ("Merger") of MarketShare Merger Sub, Inc., a wholly owned subsidiary of the Company ("Merger Sub") with bioMetrx, Technologies, Inc., a Delaware corporation ("bioMetrx") pursuant to the Agreement and Plan of Merger dated April 27, 2005, by and among the Company Merger Sub and bioMetrx ("Merger Agreement").

The Transactions

On June 1, 2005 (the "Effective Date"), Merger Sub, our wholly owned subsidiary, filed a Merger Certificate completing the acquisition of bioMetrx, a previously unaffiliated Delaware corporation. The consideration for the Merger was 14,000,000 restricted shares of our common stock and the issuance of approximately 402,500 stock options to the holders of corresponding instruments in bioMetrx. The Merger was completed according to the terms of the Merger Agreement. Simultaneously with the Merger, certain of our stockholders surrendered 2,208,521 shares of our common stock which was cancelled and returned to the status of authorized and unissued. In addition, 300,000 shares of our common stock were deposited by these stockholders into escrow to cover contingent liability, if any. Our shares of common sock were issued in reliance upon Section 4(2) and 4(6) of the Securities Act of 1933, as amended (the "Act"). As a result of the Merger, bioMetrx was merged into Merger Sub and became our wholly owned subsidiary.

Since we had no meaningful operations immediately prior to the Merge, the Merger will be treated as a reorganization of bioMetrx via a reverse merger with the MarketShare Recovery, Inc. for accounting purposes.

The 14,000,000 shares and the shares issuable upon the exercise of 402,500 stock options issued as part of the Merger to the former bioMetrx stockholders represent approximately 90% of total outstanding post-merger stock.

Founded in 2001, bioMetrx, Technologies, Inc. is developing a line of home security products under the trade name SmartTouch(TM) which includes biometrically enabled thermostats, garage/gate openers, central station keypads, and residential door locks. More detailed information is furnished pursuant to
Item 7.01 below.

Item 5.01 Changes in Control of the Registrant

Under the Merger Agreement, Tim Schmidt resigned as an officer and director and the following were appointed by Raymond Barton to act as directors upon compliance with the mailing and filing requirements of Schedule 14F-1 (the "Appointees"):

      o Mark Basile
      o Steven Kang
      o Frank Giannuzzi

Mr. Barton resigned as an officer and his resignation as a director will be effective when the above appointments are effective.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 25, 2005, information with respect to the securities holdings of all persons which we, based on bioMetrx' records, have reason to believe may be deemed the beneficial owners of more than 5% of bioMetrx stock prior to the Effective Date and our common stock as of the Effective Date. Also set forth in the table is the beneficial ownership of shares of our outstanding Common Stock of each company, as of such dates, of all officers and directors, individually and as a group:

                                                           bioMetrx                            MarketShare
--------------------------------------------------------------------------------------------------------------------
                                                                     % Before            After           % After
Name and Address                               Before Merger          Merger             Merger           Merger
--------------------------------------------------------------------------------------------------------------------
Mark Basile                                     5,728,000(1)               45.55%        6,476,077            40.48%
CEO and Chairman
736 Carlisle Road
Jericho, NY 11753

--------------------------------------------------------------------------------------------------------------------
The Naples Trust (2)                            4,000,000                  31.81%        4,522,400            28.27%
736 Carlisle Road
Jericho, NY 11753

--------------------------------------------------------------------------------------------------------------------
Stephen Kang                                      740,000                   5.88%          836,644             5.23%
Director Appointee
9 Herkimer Street
Jericho, NY 11750

--------------------------------------------------------------------------------------------------------------------
Clifford Zsevc                                     20,000                    .16%           22,612              .14%
Chief Operating Officer
10 Pinecone Lane
Westbury, NY 11590

--------------------------------------------------------------------------------------------------------------------
Frank Giannuzzi                                     7,500                    .05%            8,480             .046%
Chief Financial Officer
40 Stewart Street
Plainview, NY 11704

--------------------------------------------------------------------------------------------------------------------
Russell Kuhn                                      840,000(3)                6.68%          949,704             5.94%
8680 Greenback Lane
Orangevale, CA 95662

--------------------------------------------------------------------------------------------------------------------
All Officers and Directors as a                 6,495,500(1)(2)            51.65%        7,343,812            45.90%
   Group (4 persons)
--------------------------------------------------------------------------------------------------------------------

(1) Includes 4,000,000 shares held by the Naples Trust. Mr. Basile's mother-in-law is the trustee for the Naples Trust and Mr. Basile's wife is the beneficiary.

(2) Mr. Basile's mother-in-law is the Trustee for the Naples Trust and Mr. Basile's wife is the beneficiary.

(3) Includes 140,000 and 158,284 shares of common stock issuable upon the exercise of a warrant to purchase a like number of shares pre and post merger, respectively.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information regarding the Company's current executive officers, director appointees and our sole director:

--------------------------------------------------------------------------------
        Name                   Age                   Position
-----------------------------------------------------------------------------
Mark Basile                    46      Chief Executive Officer, Chairman of
                                       the Board
-----------------------------------------------------------------------------
Steven Kang                    41      Director - Appointee
-----------------------------------------------------------------------------
Cliff Zsevc                    48      Chief Operating Officer
-----------------------------------------------------------------------------
Frank Giannuzzi                30      Chief Financial Officer, Director -
                                       Appointee
-----------------------------------------------------------------------------
Raymond Barton                 36      Director - Resigning
-----------------------------------------------------------------------------

Mark Basile founded bioMetrx in 2001 and has been its Chief Executive Officer and Chairman of the Board since its formation. In 1999, Mr. Basile founded and served as the initial Chief Executive Officer of Sickbay Health Media, Inc., a company that owned and operated a health information website. During Mr. Basile's tenure as CEO of Sickbay, its website was consistently ranked at the top ten most visited health information websites in the world. Mr. Basile graduated Touro Law School in 1988, and practiced law in the State of New York from 1989-1998.

Steven Kang is a recognized accomplished computer expert. He has been involved in the computer field for over 16 years and has earned a reputation of successfully tackling large and difficult projects. With over ten years of database design experience, Mr. Kang is a valued Oracle partner and a Certified Data base Expert who regularly teaches, trains, and hires skilled professionals for his clients. Mr. Kang also owns and operates an internet-based system called MARS (Medical Archival and Retrieval System) currently being used by the Neurosurgical Department at St. Vincent's Hospital.

Mr. Kang is currently the President of Eryx systems Design Corp., a privately-owned computer-consulting firm that specializes in architecting and developing mission-critical systems for companies including AOL Time Warner, St. Vincent's Hospital, Simon & Schuster, Toys R. Us, and Columbia Artists Management Inc. Mr. Kang has been previously called upon by venture capital firms to advise them on new and emerging technologies and conducts technical audits of startup companies for due diligence.

Previously, Mr. Kang was the Director of Software Development at Brave New Consultants, a small computer-consulting firm in downtown Manhattan, where he increased software development revenues 500% in 24 months. Mr. Kang helped to develop the first modern system for the New York Stock Exchange to monitor the financial activities of all its member firms. He also helped develop a claims processing system for Peat Marwick used to settle claims for highly publicized class action litigations.

Mr. Kang holds a Bachelor of Science and Masters degree in Computer Science from New York University where he studied database design, artificial intelligence, and robotics.

Cliff Zsevc has over twenty-five years of experience in the telecommunications and data networking industry. Mr. Zsevc's experience includes technical design, operations and marketing management. He has held positions in companies such as Siemens Communications, responsible for the design and implementation of voice and data networks where his thoroughness and integrity has earned him the "Circle of Excellence" award. Mr. Zsevc has experience dealing with major airlines as well as educational and financial institutions. Mr. Zsevc holds an Associates degree in Business Administration and over twenty technical certifications.

Frank Giannuzzi has over seven years of directing the financial structure and all financial pertaining aspects of running business. His financial career began with tenure as the chief financial officer of an international import/ export company that he helped formulate. His responsibilities included monitoring currency trades, cash-flows, inventories, accounts receivables and payables, and quarterly and yearly budgets and projections. Since then, he is the co-founder and owner of GTC Capital Corp. and National Land Services Inc., which he remains chief financial officer. He was actively involved in the daily operations regarding all financial matters, from managing the accounting aspect of the business, to compliance with the New York State Banking Department. He works very closely with the marketing and sales department in forecasting and maximizing the company's revenues and profit in line with the company's budget. He continues to aid other companies as an outside financial consultant. He also has been involved in structuring and raising of capital in significant real estate transactions and developments. Mr. Giannuzzi holds a bachelors of Science degree from Villanova University, and has also studied international finance at The John Cabot International School of Business of Rome.

Raymond Barton has served as president and a director for MarketShare Recovery, Inc. an Internet Direct Marketing firm, which specializes in acquisition and resale of user demographic data and targeted e-mail marketing where, Mr. Barton's duties included managing the day to day operations of the business, marketing and managing the company's growth. Upon the registrant's acquisition of MarketShare Recovery, Mr. Barton assumed the roles of our president, CEO and Chairman. Mr. Barton also serves as Chairman of the Board of Directors and Chief Executive Officer of 110 Media Group, Inc., a specialty website directory and distributor of adult oriented content. 110 Media is a public company. Prior thereto Mr. Barton was a stock broker at Meyers Pollock Robbins, and at Continental Broker Dealers where he served as a retail broker. Mr. Barton also served as Business Development Manager with PcQuote, Inc. and was in charge of developing business contacts and negotiating joint ventures. Prior to that Mr. Barton served as Executive Vice President of Financialweb.com, where his responsibilities included managing the production of online content. Mr. Barton served as the CEO and President of Thinkersgroup, Inc. a mobile wireless software developer, where he developed the Company's business plan, assembled a management team and oversaw day to day operations. Mr. Barton attended the State University of New York at Farmingdale, and received a Bachelor of Arts Degree in criminal justice from New York City Police Academy in 1991.

We have no committees of the board, however, we expect to constitute and audit and compensation committee consisting solely of independent directors after the Appointees assume their directorships.

None of the Appointees or Officers has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the last five years or have they been, or are subject to a judgment, decree and final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws, as a result of being a party during the last five years to a civil proceeding of a judicial or administrative body of competent jurisdiction.

The information set forth in "Item 2.01 Completion of Acquisition or Disposition of Assets" is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On June 1, 2005, the Company issued a press release concerning the completion of the Merger with bioMetrx. A copy of the press release issued by the Company, concerning the forgoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Additional information concerning bioMetrx, including certain risks of its business, is furnished in the form of a "Disclosure Memorandum" as Exhibit 99.2 to this report. Such information is not deemed to be "Filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

      The Financial Statement required by Item 310 of Regulation S-B is stated in U.S. dollars and are prepared in accordance with U.S. Generally Accepted Accounting Principles. The following financial statements pertaining to bioMetrx, Inc. will be filed as an amendment to this filing with 60 days of the filing date of this report.

(a)   Financial Statements of Business Acquired

      o     bioMetrx Technologies, Inc.

      o     Independent Auditors' Report

      o Balance Sheets as of December 31, 2004 and 2003 (audited) and for the three months ended March 31, 2005 and 2004.

      o Statements of cash flows for the years ended December 31, 2004 and 2003 (audited) and for the three months ended March 31, 2005 and 2004.

      o Statements of stockholder equity for the years ended March 31, 2005 and 2004 (audited) and for the three months ended March 31, 2005 and 2004.

(b)   Pro Forma Financial Information

      o Pro forma condensed combined balance sheet as of December 31, 2004 and March 31, 2005.

      o Pro forma condensed combined statement of operations for the year ended December 32, 2004 and March 31, 2005.

      o Pro forma condensed combined statement of stockholders' equity for the year ended December 31, 2004 and March 31, 2005.

      o     Notes to pro forma condensed combined financial statements.

(c)   Exhibits

      2.1 Agreement and Plan of Merger dated as of April 27, 2005 (Incorporated by reference to Exhibit 10.1 to our Form 8-K report dated April 27, 2005)

      99.1  Press Release dated May 31, 2005.

      99.2  Disclosure Memorandum dated May 27, 2005 (by amendment).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MARKETSHARE RECOVERY, INC.

                                            By: /s/ Mark Besile
                                            -----------------------------------
                                                Mark Basile, CEO

Dated:  June 3, 2005